                                                                    EXHIBIT 24.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use of our reports dated May 21, 1996, and January 17, 1997 in the Post-Effective Amendment No. 2 to the Registration Statement 333-1304 on Form S-11 of West Coast Realty Investors, Inc., included herein. We also consent to the reference to us under the caption "Experts" in the Prospectus.



/s/ HUNNICUTT OKAMOTO & ASSOCIATES

------------------------------------------------------

Woodland Hills, California


March 18, 1997